EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Steakhouse Partners, Inc, (the “Company”) on Form 10-Q for the period ending June 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph L. Wulkowicz, Chief Financial Officer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2005

BY: /S/ Joseph L Wulkowicz

Joseph L Wulkowicz
Vice President and Chief Financial Officer
(Serving as principal financial and
accounting officer)

32